Exhibit 99

           Anadarko Announces Second-Quarter 2006 Earnings

    HOUSTON--(BUSINESS WIRE)--July 27, 2006--Anadarko Petroleum Corporation (NYSE:APC) today announced second-quarter 2006 net income available to common shareholders totaled $814 million, or $1.76 per share (diluted), compared with the split-adjusted $1.06 per share (diluted) earned in the 2005 second quarter. Adjustments to estimated future tax liabilities resulting from tax law changes contributed $148 million, or $.32 per share (diluted), to the 2006 second-quarter earnings.
    Second-quarter 2006 income from continuing operations totaled $663 million, or $1.43 per share (diluted), compared with $.92 per share (diluted) in the 2005 second quarter. Adjustments to estimated future tax liabilities contributed $69 million, or $.15 per share (diluted), to the 2006 second-quarter results from continuing operations.
    Cash flow from operating activities was $957 million and discretionary cash flow totaled $1.21 billion in the second quarter.(1)
    "Anadarko's very strong performance in the second quarter reinforces our conviction regarding the company's strategy and potential," Anadarko Chairman, President and CEO Jim Hackett said. "Our investments in the deepwater Gulf of Mexico and in U.S. onshore tight gas sands and coalbed methane plays are delivering results. These are three core areas that will become an even greater focus for the company in the future through the pending acquisitions of Kerr-McGee and Western Gas Resources."
    Regarding the status of the acquisitions, shareholder meetings to approve the transactions have been scheduled, with an Aug. 10 vote set by Kerr-McGee Corporation (NYSE:KMG) and an Aug. 23 vote set by Western Gas Resources, Inc. (NYSE:WGR). Each transaction is expected to close immediately after receipt of shareholder approval, subject to approval by the appropriate regulatory authorities.
    "We are working to complete the transactions expeditiously and are preparing for the integration of the three companies," Hackett said. "Some initiatives cannot begin until closing, but we are moving forward on several fronts, as evidenced by our decision to sell Anadarko's Canadian subsidiary and by the pending divestiture of our Bear Head LNG project. By year-end, investors should have a much clearer picture of the restructured, post-acquisition Anadarko and its excellent potential for growth and returns."
    Second-quarter sales volumes of natural gas, crude oil and natural gas liquids totaled 41 million barrels of oil equivalent (BOE), or 447,000 BOE per day. Natural gas sales volumes averaged 1,375 million cubic feet per day, at an average price of $6.26 per thousand cubic feet. Oil sales volumes in the second quarter averaged 177,000 barrels per day, with an average price of $64.54 per barrel. Natural gas liquids sales volumes averaged 41,000 barrels per day, at an average price of $41.29 per barrel.
    Second-quarter sales volumes from continuing operations totaled 36 million BOE, or 392,000 BOE per day, up 5 percent from the prior-year period and 7 percent from the 2006 first quarter.

    CONFERENCE CALL TOMORROW AT 9 A.M. CDT, 10 A.M. EDT

    Anadarko will host a conference call on Friday, July 28, at 9 a.m. Central Daylight Time (10 a.m. Eastern Daylight Time) to discuss second-quarter results and the company's outlook for 2006. The dial-in number is 913-981-4900, and the confirmation number is 2594836. For complete instructions on how to actively participate in the conference call, or to listen to the live audio webcast or a replay, please refer to www.anadarko.com.

    ANADARKO OPERATIONS REPORT

    For more details on Anadarko's operations, please refer to the comprehensive report on second-quarter drilling activity. The report will be available at www.anadarko.com on the Investor Relations page.

    FINANCIAL DATA

    Ten pages of summary financial data follow, including current hedge positions and guidance.

    ABOUT ANADARKO

    Anadarko Petroleum Corporation's mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world's health and welfare. As of year-end 2005, the company had 2.45 billion barrels-equivalent of proved reserves, making it one of the world's largest independent exploration and production companies. Anadarko's operational focus in North America extends from the deepwater Gulf of Mexico, up through the western U.S. and Canadian regions and onto the North Slope of Alaska. Anadarko's international activities are focused on major positions in North Africa, the Middle East and Indonesia, as well as exploration or production operations in several other countries. In June, Anadarko agreed to acquire Kerr-McGee Corporation (NYSE:KMG) and Western Gas Resources, Inc. (NYSE:WGR) in separate all-cash transactions totaling $21.1 billion, plus the assumption of debt estimated at $2.2 billion. For more information about how Anadarko is bringing excellence to the surface, please visit: www.anadarko.com.

    (1) See accompanying table for a reconciliation of GAAP to non-GAAP financial measures and statement indicating why management believes the non-GAAP measures are useful information for investors.

    This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct, or that the transactions described above will occur. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. See "Risk Factors" in the company's 2005 Annual Report on Form 10-K and other public filings, press releases and discussions with company management. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.


                    Anadarko Petroleum Corporation
             Reconciliation of GAAP to Non-GAAP Measures


Below is a reconciliation of cash provided by operating activities
(GAAP) to discretionary cash flow (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses discretionary cash flow to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.


                                                     Quarter Ended
                                                        June 30
                                                  -------------------
millions                                            2006      2005
---------------------------------------------------------------------
Cash Flow
---------------------------------------------------------------------
Net cash provided by operating activities             $957      $795
Add back:
   Change in accounts receivable                        (6)       16
   Change in accounts payable and accrued expenses     253        25
   Change in other items - net                           2        94
---------------------------------------------------------------------
Discretionary Cash Flow                             $1,206      $930
---------------------------------------------------------------------




                    Anadarko Petroleum Corporation

                                 Quarter Ended       Year to Date
Summary Financial Information       June 30             June 30
                              ------------------- -------------------
$ and shares in millions        2006      2005      2006      2005
---------------------------------------------------------------------
Revenues
---------------------------------------------------------------------
Gas sales                         $627      $659    $1,371    $1,260
Oil and condensate sales         1,007       601     1,808     1,241
Natural gas liquids sales          138       104       245       206
Other sales                         37        30        86        38
---------------------------------------------------------------------
Total                            1,809     1,394     3,510     2,745
---------------------------------------------------------------------
Costs and Expenses
---------------------------------------------------------------------
Direct operating                   150       106       284       213
Transportation and cost of
 product                           100        66       183       128
General and administrative         123        98       228       188
Depreciation, depletion and
 amortization                      362       277       655       548
Other taxes                        101        90       208       171
Impairments related to oil and
 gas properties                      5         -        18         -
---------------------------------------------------------------------
Total                              841       637     1,576     1,248
---------------------------------------------------------------------
Operating Income                   968       757     1,934     1,497
---------------------------------------------------------------------
Interest Expense and Other
 (Income) Expense
---------------------------------------------------------------------
Interest expense                    51        51       104       105
Other (income) expense              (7)        7        (7)        5
---------------------------------------------------------------------
Total                               44        58        97       110
---------------------------------------------------------------------
Income Before Income Taxes         924       699     1,837     1,387
---------------------------------------------------------------------
Income Tax Expense                 261       260       609       520
---------------------------------------------------------------------
Income from Continuing
 Operations                       $663      $439    $1,228      $867
---------------------------------------------------------------------
Income from Discontinued
 Operations                        152        68       248       131
---------------------------------------------------------------------
Net Income                        $815      $507    $1,476      $998
---------------------------------------------------------------------
Preferred Stock Dividends            1         1         2         2
---------------------------------------------------------------------
Net Income Available to Common
 Stockholders                     $814      $506    $1,474      $996
---------------------------------------------------------------------
Per Common Share
---------------------------------------------------------------------
Income from continuing
 operations - basic              $1.44     $0.93     $2.67     $1.83
Income from continuing
 operations - diluted            $1.43     $0.92     $2.65     $1.81
Income from discontinued
 operations - basic              $0.33     $0.14     $0.54     $0.28
Income from discontinued
 operations - diluted            $0.33     $0.14     $0.53     $0.28
Net income - basic               $1.77     $1.07     $3.21     $2.11
Net income - diluted             $1.76     $1.06     $3.18     $2.09
---------------------------------------------------------------------
Average Number of Common
 Shares Outstanding - Basic        459       472       460       473
---------------------------------------------------------------------
Average Number of Common
 Shares Outstanding - Diluted      463       477       464       477
---------------------------------------------------------------------




                    Anadarko Petroleum Corporation

                                 Quarter Ended       Year to Date
Summary Financial Information       June 30             June 30
                              ------------------- -------------------
$ in millions                   2006      2005      2006      2005
---------------------------------------------------------------------
Cash Flow from Operating
 Activities
---------------------------------------------------------------------
Net income                        $815      $507    $1,476      $998
Less net income from
 discontinued operations          (152)      (68)     (248)     (131)
Depreciation, depletion and
 amortization                      362       277       655       548
Deferred income taxes               12        58       133       118
Impairments related to oil and
 gas properties                      5         -        18         -
Other noncash items                  6        16        27        23
---------------------------------------------------------------------
Discretionary Cash Flow from
 Continuing operations           1,048       790     2,061     1,556
(Increase) decrease in
 accounts receivable                42        10       345       118
Increase (decrease) in
 accounts payable and accrued
 expenses                         (190)        4      (476)      (28)
Other items - net                    7       (66)      (81)      (87)
---------------------------------------------------------------------
Cash provided by operating
 activities - continuing
 operations                        907       738     1,849     1,559
Cash provided by operating
 activities - discontinued
 operations                         50        57       330       172
---------------------------------------------------------------------
Net Cash Provided by Operating
 Activities                       $957      $795    $2,179    $1,731
---------------------------------------------------------------------


---------------------------------------------------------------------
Capital Expenditures
---------------------------------------------------------------------
Capital spending                  $848      $615    $1,579    $1,189
Capitalized  interest               15        16        28        30
Capitalized overhead                39        35        79        72
---------------------------------------------------------------------
Capital expenditures -
 continuing operations             902       666     1,686     1,291
Capital expenditures -
 discontinued operations           143        92       343       262
---------------------------------------------------------------------
Total                           $1,045      $758    $2,029    $1,553
---------------------------------------------------------------------

                                        June 30,  Dec. 31,  June 30,
                                          2006      2005      2005
---------------------------------------------------------------------
Condensed Balance Sheet
---------------------------------------------------------------------
Cash and cash equivalents                   $671      $561      $582
Other current assets                       1,532     1,878     1,233
Current assets held for sale                 369       477       620
Net properties and equipment              16,233    15,197    14,178
Other assets                                 609       561       443
Goodwill                                   1,092     1,089     1,192
Long-term assets held for sale             3,159     2,825     2,579
---------------------------------------------------------------------
Total Assets                             $23,665   $22,588   $20,827
---------------------------------------------------------------------
Current liabilities                       $1,901    $2,064    $1,698
Current liabilities held for
 sale                                        306       339       236
Long-term debt                             3,361     3,547     3,595
Other long-term liabilities                5,021     4,812     4,471
Other long-term liabilities
 held for sale                               712       775       772
Stockholders' equity                      12,364    11,051    10,055
---------------------------------------------------------------------
Total Liabilities and
 Stockholders' Equity                    $23,665   $22,588   $20,827
---------------------------------------------------------------------
Capitalization
---------------------------------------------------------------------
Total debt                                $3,572    $3,627    $3,625
Stockholders' equity                      12,364    11,051    10,055
---------------------------------------------------------------------
Total                                    $15,936   $14,678   $13,680
---------------------------------------------------------------------
Capitalization Ratios
---------------------------------------------------------------------
Total debt                                    22%       25%       26%
Stockholders' equity                          78%       75%       74%
---------------------------------------------------------------------




                    Anadarko Petroleum Corporation

                                 Quarter Ended       Year to Date
Volumes and Prices                  June 30             June 30
                              ------------------- -------------------
                                2006      2005      2006      2005
---------------------------------------------------------------------
Natural Gas
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, billion cubic feet         99       104       197       210
Average daily volumes, million
 cubic feet per day              1,091     1,147     1,091     1,165
Price per thousand cubic feet    $6.31     $6.32     $6.94     $5.98

---------------------------------------------------------------------
Crude Oil and Condensate
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, million barrels             7         5        14        12
Average daily volumes,
 thousand barrels per day           84        65        77        67
Price per barrel                $61.81    $44.32    $59.71    $41.20
---------------------------------------------------------------------
Algeria
---------------------------------------------------------------------
Volumes, million barrels             7         5        12        12
Average daily volumes,
 thousand barrels per day           71        57        67        67
Price per barrel                $70.54    $51.75    $67.12    $49.81
---------------------------------------------------------------------
Other International
---------------------------------------------------------------------
Volumes, million barrels             2         2         3         4
Average daily volumes,
 thousand barrels per day           17        20        18        21
Price per barrel                $53.47    $40.03    $50.59    $35.40
---------------------------------------------------------------------
Total
---------------------------------------------------------------------
Volumes, million barrels            16        12        29        28
Average daily volumes,
 thousand barrels per day          172       142       162       155
Price per barrel                $64.61    $46.71    $61.73    $44.10
---------------------------------------------------------------------
Natural Gas Liquids
---------------------------------------------------------------------
Total
---------------------------------------------------------------------
Volumes, million barrels             4         4         6         7
Average daily volumes,
 thousand barrels per day           38        39        35        37
Price per barrel                $39.66    $29.65    $39.32    $31.02
---------------------------------------------------------------------

Total Barrels of Oil
 Equivalent (BOE) -
 continuing operations
---------------------------------------------------------------------
Volumes, million BOE                36        34        68        70
Average daily volumes,
 thousand BOE per day              392       372       378       386
---------------------------------------------------------------------

Total Barrels of Oil
 Equivalent (BOE) -
 discontinued operations
---------------------------------------------------------------------
Volumes, million BOE                 5         5        10        10
Average daily volumes,
 thousand BOE per day               55        56        55        55
---------------------------------------------------------------------

Total Barrels of Oil
 Equivalent (BOE)
---------------------------------------------------------------------
Volumes, million BOE                41        39        78        80
Average daily volumes,
 thousand BOE per day              447       428       433       441
---------------------------------------------------------------------




                    Anadarko Petroleum Corporation
                  Supplemental Financial Information

Summary Financial
 Information       1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr
$ and shares in
 millions           2005    2005    2005    2005     2005     2006
---------------------------------------------------------------------
Revenues
---------------------------------------------------------------------
Gas sales            $601    $659    $701  $1,007    $2,968     $744
Oil and condensate
 sales                640     601     714     748     2,703      801
Natural gas liquids
 sales                102     104     115     116       437      107
Other sales             8      30      (5)     46        79       49
---------------------------------------------------------------------
Total               1,351   1,394   1,525   1,917     6,187    1,701
---------------------------------------------------------------------
Costs and Expenses
---------------------------------------------------------------------
Direct operating      107     106     104     120       437      134
Transportation and
 cost of product       62      66      69      78       275       83
General and
 administrative        90      98      87     118       393      105
Depreciation,
 depletion and
 amortization         271     277     272     291     1,111      293
Other taxes            81      90      97      90       358      107
Impairments related
 to oil and gas
 properties             -       -      13      65        78       13
---------------------------------------------------------------------
Total                 611     637     642     762     2,652      735
---------------------------------------------------------------------
Operating Income      740     757     883   1,155     3,535      966
---------------------------------------------------------------------
Interest Expense
 and Other (Income)
 Expense
---------------------------------------------------------------------
Interest expense       54      51      51      50       206       53
Other (income)
 expense               (2)      7     (36)    (45)      (76)       -
---------------------------------------------------------------------
Total                  52      58      15       5       130       53
---------------------------------------------------------------------
Income Before
 Income Taxes         688     699     868   1,150     3,405      913
---------------------------------------------------------------------
Income Tax Expense    260     260     336     476     1,332      348
---------------------------------------------------------------------
Income from
 Continuing
 Operations          $428    $439    $532    $674    $2,073     $565
---------------------------------------------------------------------
Income from
 Discontinued
 Operations            63      68      66     201       398       96
---------------------------------------------------------------------
Net Income           $491    $507    $598    $875    $2,471     $661
Preferred Stock
 Dividends              1       1       2       1         5        1
---------------------------------------------------------------------
Net Income
 Available to
 Common
 Stockholders        $490    $506    $596    $874    $2,466     $660
---------------------------------------------------------------------
Per Common Share
---------------------------------------------------------------------
Income from
 continuing
 operations -
 basic              $0.90   $0.93   $1.13   $1.45     $4.40    $1.23
Income from
 continuing
 operations -
 diluted            $0.89   $0.92   $1.11   $1.43     $4.36    $1.22
Income from
 discontinued
 operations -
 basic              $0.13   $0.14   $0.14   $0.43     $0.85    $0.21
Income from
 discontinued
 operations -
 diluted            $0.13   $0.14   $0.14   $0.43     $0.84    $0.20
Net income -
 basic              $1.03   $1.07   $1.27   $1.88     $5.24    $1.43
Net income -
 diluted            $1.03   $1.06   $1.25   $1.87     $5.19    $1.42
---------------------------------------------------------------------
Average Number of
 Common Shares
 Outstanding -
 Basic                474     472     471     464       470      460
---------------------------------------------------------------------
Average Number of
 Common Shares
 Outstanding -
 Diluted              478     477     476     469       475      465
---------------------------------------------------------------------


---------------------------------------------------------------------
Capital
 Expenditures
---------------------------------------------------------------------
Capital spending     $574    $615    $703    $848    $2,740     $731
Capitalized
 interest              14      16      15      15        60       13
Capitalized
 overhead              37      35      28      43       143       40
---------------------------------------------------------------------
Capital
 expenditures -
 continuing
 operations           625     666     746     906     2,943      784
Capital
 expenditures -
 discontinued
 operations           170      92     108     124       494      200
---------------------------------------------------------------------
Total                $795    $758    $854  $1,030    $3,437     $984
---------------------------------------------------------------------




                    Anadarko Petroleum Corporation
                  Supplemental Financial Information

Volumes and Prices 1st Qtr 2nd Qtr 3rd Qtr  4th Qtr Full Year 1st Qtr
                    2005    2005    2005     2005     2005     2006
---------------------------------------------------------------------
Natural Gas
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, billion
 cubic feet           107     104      101     102       414      98
Average daily
 volumes, million
 cubic feet per day 1,183   1,147    1,098   1,114     1,136   1,091
Price per thousand
 cubic feet         $5.64   $6.32    $6.94   $9.83     $7.16   $7.58

---------------------------------------------------------------------
Crude Oil and
 Condensate
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, million
 barrels                6       5        6       6        24       6
Average daily
 volumes, thousand
 barrels per day       70      65       68      70        68      71
Price per barrel   $38.30  $44.32   $43.43  $51.24    $44.35  $57.24
---------------------------------------------------------------------
Algeria
---------------------------------------------------------------------
Volumes, million
 barrels                7       5        6       6        24       6
Average daily
 volumes, thousand
 barrels per day       77      57       65      61        65      62
Price per barrel   $48.36  $51.75   $61.18  $56.92    $54.38  $63.11
---------------------------------------------------------------------
Other International
---------------------------------------------------------------------
Volumes, million
 barrels                2       2        2       2         8       2
Average daily
 volumes, thousand
 barrels per day       23      20       21      26        22      19
Price per barrel   $31.30  $40.03   $42.31  $43.48    $39.37  $48.00
---------------------------------------------------------------------
Total Crude Oil and
 Condensate
---------------------------------------------------------------------
Volumes, million
 barrels               15      12       14      14        56      14
Average daily
 volumes, thousand
 barrels per day      170     142      154     157       155     152
Price per barrel   $41.91  $46.71   $50.88  $52.20    $47.84  $58.44

---------------------------------------------------------------------
Natural Gas Liquids
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, million
 barrels                3       4        3       3        12       3
Average daily
 volumes, thousand
 barrels per day       35      39       33      32        34      31
Price per barrel   $32.55  $29.65   $37.87  $39.12    $34.56  $38.88
---------------------------------------------------------------------
Total Barrels of
 Oil Equivalent
 (BOE) - continuing
 operations
---------------------------------------------------------------------
Volumes, million
 BOE                   36      34       34      34       138      33
Average daily
 volumes, thousand
 BOE per day          402     372      370     374       379     365
---------------------------------------------------------------------


Natural Gas
---------------------------------------------------------------------
Volumes, billion
 cubic feet            24      26       26      25       102      25
Average daily
 volumes, million
 cubic feet per day   271     287      284     272       278     275
Price per thousand
 cubic feet         $5.70   $6.03    $7.08  $10.39     $7.29   $7.78
---------------------------------------------------------------------
Crude Oil and
 Condensate
---------------------------------------------------------------------
Volumes, million
 barrels                1       1        1       1         3       -
Average daily
 volumes, thousand
 barrels per day        7       7        8       7         7       5
Price per barrel   $45.34  $46.36   $53.97  $51.36    $49.48  $47.60
---------------------------------------------------------------------
Natural Gas Liquids
---------------------------------------------------------------------
Volumes, million
 barrels                -       -        -       -         1       -
Average daily
 volumes, thousand
 barrels per day        1       1        1       2         2       3
Price per barrel   $29.64  $30.83   $31.77  $39.75    $33.75  $50.97
---------------------------------------------------------------------
Total Barrels of
 Oil Equivalent
 (BOE) -
 discontinued
 operations
---------------------------------------------------------------------
Volumes, million
 BOE                    5       5        5       5        20       5
Average daily
 volumes, thousand
 BOE per day           53      56       56      55        55      54
---------------------------------------------------------------------
Total Barrels of
 Oil Equivalent
 (BOE)
---------------------------------------------------------------------
Volumes, million
 BOE                   41      39       39      39       158      38
Average daily
 volumes, thousand
 BOE per day          455     428      426     429       434     419
---------------------------------------------------------------------




                    Anadarko Petroleum Corporation
       Commodity Hedge Position for 3rd Quarter 2006 and Beyond
                          As of July 26, 2006

                             Natural Gas

United
 States
         ------------------------ ------------------------------------
             2 - Way Collars                 3- Way Collars
         ------------------------ ------------------------------------
                                              Sold   Purchased
          Volume   Floor  Ceiling   Volume    Floor    Floor   Ceiling
         MMMBtu/d $/MMBtu $/MMBtu MMMbtu/day $/MMBtu  $/MMBtu  $/MMBtu
         ------------------------ ------------------------------------
Remainder
 Year
 2006       10.0   $4.00   $5.88          -      $-        $-      $-
         ------------------------ ------------------------------------
Total
 Year
 2007        6.0   $4.00   $6.02       30.0   $6.00     $9.00  $11.23
         ------------------------ ------------------------------------
Total
 Year
 2008                                 250.0   $5.00     $7.50  $14.25
                                  ------------------------------------
Total
 Year
 2009                                  50.0   $5.00     $7.50  $12.60
                                  ------------------------------------


Canada
         ----------------
            Fixed Price
         ----------------
                   NYMEX
          Volume   Price
         MMMBtu/d $/MMBtu
         ----------------

         ----------------
Remainder
 Year
 2006       10.9   $2.87
         ----------------
Total
 Year
 2007        4.5   $2.83
         ----------------


                               Crude Oil

United States
             ----------------------- ---------------------------------
                 2 - Way Collars              3- Way Collars
             ----------------------- ---------------------------------
                                              Sold   Purchased
             Volume   Floor  Ceiling Volume   Floor    Floor   Ceiling
             Bbl/day  $/Bbl   $/Bbl  Bbl/day  $/Bbl    $/Bbl    $/Bbl
             ----------------------- ---------------------------------
Remainder
 Year 2006      822  $22.00  $26.32       -      $-        $-      $-
             ----------------------- ---------------------------------
Total Year
 2007           542  $22.00  $26.32  35,000  $43.57    $58.57  $86.16
             ----------------------- ---------------------------------
Total Year
 2008                                42,000  $42.14    $57.14  $90.74
                                     ---------------------------------
Total Year
 2009                                28,000  $40.36    $55.36  $87.34
                                     ---------------------------------

Total Year
 2010                                 8,000  $35.00    $50.00  $86.49
                                     ---------------------------------
Total Year
 2011                                 3,000  $35.00    $50.00  $86.00
                                     ---------------------------------

Total Year
 2012                                 1,500  $35.00    $50.00  $92.50
                                     ---------------------------------

Algeria
                                     ---------------------------------

Total Year
 2008                                19,000  $33.51    $48.51  $86.73
                                     ---------------------------------
Total Year
 2009                                20,000  $33.51    $48.51  $86.62
                                     ---------------------------------

Total Year
 2010                                10,000  $33.53    $48.53  $86.98
                                     ---------------------------------




                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                        Continuing Operations
                         As of July 27, 2006

                                  3rd Quarter         Total Year
                                 2006 Forecast       2006 Forecast
                              ------------------- -------------------

                                     Units               Units
                              ------------------- -------------------

Total Sales (MM BOE)               35  -      37      141  -     143


Crude Oil (MBbl/d):               158  -     173      163  -     169

  United States                    88  -      94       84  -      86
  Algeria                          60  -      65       64  -      67
  Other International              10  -      14       15  -      16


Natural Gas (MMcf/d):           1,130  -   1,170    1,120  -   1,140

  United States                 1,130  -   1,170    1,120  -   1,140


Natural Gas Liquids (MBbl/d):      35  -      39       33  -      36

  United States                    35  -      39       33  -      36

---------------------------------------------------------------------

                                   $/ Unit             $/ Unit
                              ------------------- -------------------
Price Differentials vs NYMEX
 (w/o hedges)

Crude Oil ($/Bbl):              (4.50) -   (6.50)   (4.50) -   (6.50)

United States                   (5.50) -   (7.50)   (5.50) -   (6.50)
Algeria                         (1.25) -   (1.75)   (0.75) -   (1.50)
Other International             (3.00) -   (9.00)   (4.00) -   (8.00)


Natural Gas ($/Mcf):            (0.50) -   (1.00)   (0.75) -   (1.25)

United States                   (0.50) -   (1.00)   (0.75) -   (1.25)

---------------------------------------------------------------------

                    Anadarko Petroleum Corporation
                        Financial and Operating
                               Guidance
                         Continuing Operations
                          As of July 27, 2006

                                  3rd Quarter         Total Year
                                 2006 Forecast       2006 Forecast
                              ------------------- -------------------

                                     $MM                 $MM
                              ------------------- -------------------
Other Revenues:

  Marketing                        10  -      20       80  -     100
  Minerals and Other               10  -      15       65  -      75

---------------------------------------------------------------------


Costs and Expenses:
                                    $ / Boe             $ / Boe
                              ------------------- -------------------

  Direct Operating               4.15  -    4.35     4.10  -    4.30
  Transportation and Cost of
   Product                       2.40  -    2.80     2.50  -    2.80
  Depreciation, Depletion and
   Amortization                  9.20  -    9.60     9.40  -    9.80
  Production Taxes (% of
   Revenue)                       6.4% -     6.7%     6.2% -     6.5%


                                     $MM                 $MM
                              ------------------- -------------------

  General and Administrative      110  -     120      445  -     465
  Impairments Related to Oil
   and Gas Properties               -  -      20       20  -      50

  Interest Expense                 49  -      50      200  -     210
  Other (Income) Expense           (5) -       5      (20) -       -


Federal Tax Rate                   35% -      40%      35% -      40%

  Deferred Taxes (% of Total
   Taxes)                          20% -      40%      30% -      40%

---------------------------------------------------------------------

Avg. Shares Outstanding (MM)

  Basic                           459  -     460      460  -     461
  Diluted                         462  -     464      463  -     464


                                     $MM                 $MM
                              ------------------- -------------------

Capital Investment                850  -     925    3,400  -   3,550

  Capital Projects                790  -     855    3,175  -   3,300
  Capitalized Direct Expenses      45  -      50      170  -     185
  Capitalized Interest             15  -      20       55  -      65


                    Anadarko Petroleum Corporation
                        Financial and Operating
                               Guidance
                        Discontinued Operations
                          As of July 27, 2006

                                  3rd Quarter         Total Year
                                 2006 Forecast       2006 Forecast
                              ------------------- -------------------

                                     Units               Units
                              ------------------- -------------------

Total Sales (MM BOE)                5  -       6       20  -      21

  Crude Oil (MBbl/d):               4  -       6        5  -       6
  Natural Gas (MMcf/d):           284  -     304      285  -     295
  Natural Gas Liquids (MBbl/d):     2  -       3        2  -       3

---------------------------------------------------------------------

                                   $/ Unit             $/ Unit
                              ------------------- -------------------
Price Differentials vs NYMEX
 (w/o hedges)

  Crude Oil ($/Bbl):            (7.00) -  (10.00)  (10.00) -  (13.50)
  Natural Gas ($/Mcf):          (0.75) -   (1.25)   (1.00) -   (1.50)

---------------------------------------------------------------------

                                     $MM                 $MM
                              ------------------- -------------------
Other Revenues:                     5  -      15       50  -      70

---------------------------------------------------------------------

                                    $ / Boe             $ / Boe
                              ------------------- -------------------

Costs and Expenses:              7.75  -    8.25     7.75  -    8.25

---------------------------------------------------------------------

                                     $MM                 $MM
                              ------------------- -------------------

Capital Investment                150  -     175      500  -     550

    CONTACT: Anadarko Petroleum Corporation, Houston
             Media:
             Teresa Wong, 832-636-1203
             teresa_wong@anadarko.com
             or
             Susan Richardson, 832-636-1537
             susan_richardson@anadarko.com
             or
             Investors:
             Stewart Lawrence, 832-636-3326
             stewart_lawrence@anadarko.com
             or
             John Colglazier, 832-636-2306
             john_colglazier@anadarko.com